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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   July 15, 2003


                                    DVI, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                    001-11077                 22-2722773
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(State or Other Jurisdiction      (Commission              (IRS Employer
      of Formation)               File Number)          Identification Number)


                        2500 York Road, Jamison, PA 18929
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          (Address of Principal Executive Offices, Including Zip Code)



       Registrant's Telephone Number, Including Area Code: (215) 488-5000


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS

On July 15, 2003, DVI, Inc. (the "Company") received a Notice of Default from U.S. Bank National Association, the Trustee under the Indenture, dated as of January 27, 1997, between the Company and the Trustee (the "Indenture") relating to the Company's 9 7/8% Senior Notes due 2004, indicating that the Company failed to satisfy its obligation under Section 703(1) of the Indenture to file its quarterly report on Form 10-Q for the period ended March 31, 2003.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibits

          99.1  -  Press Release of the Company, dated July 16, 2003





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



   Date:  July 16, 2003                      DVI, INC.


                                             By: /s/ Steven R. Garfinkel
                                                 ---------------------------
                                                 Steven R. Garfinkel
                                                 Chief Financial Officer